EXHIBIT 10.59

ASSIGNMENT AND CONSENT

This Assignment and Consent is made this ___ day of February, 2008 among the undersigned.

WHEREAS, Dr. Rudolf Gunnerman and Doris Gunnerman (collectively “Gunnerman”) on the one hand and Ellis Capital LP and Iroquois Master Fund Ltd. (“Ellis” and “Iroquois”, respectively) on the other hand, entered into as of February 12, 2008, a Stock Purchase Agreement, Stock Option Agreement, Lockup Agreement, Purchase Escrow Agreement, and Stock Option Funds Escrow Agreement (collectively, “Transaction Documents”) in connection with the sale and purchase and option to purchase common stock of Sulphco, Inc. (“Common Stock”); and

WHEREAS, Gunnerman, Ellis and Iroquois agree to realign and assign the interests of Ellis and Iroquois in the Transaction Documents.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, and intending to be legally bound, the parties hereto hereby agree as follows:

1. The interests and Proportionate Amounts of Ellis and Iroquois are assigned and realigned in the amounts set forth on Schedule A hereto.

2. The undersigned assignees agree that their signatures below are deemed to be their signatures and consent to their being parties to the Transaction Documents and entitled to the rights and benefits and bound by the obligations under the Transaction Documents in the amounts and interests set forth on Schedule A hereto, as if the undersigned assignees had executed such Transaction Documents.

3. Gunnerman consents to the assignment and realignment described in this Assignment and Consent.

4. This Assignment and Consent may be signed by facsimile and delivered electronically.

IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

_____________________________________	_____________________________________
RUDOLF GUNNERMAN	DORIS GUNNERMAN

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IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

Name of Assignee: Joshua Silverman

Signature of Authorized Signatory of Assignee: _______________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Fax Number of Assignee: 212-207-3452

Address for Notice to Assignee:

641 Lexington Avenue
New York, NY 10022

With a copy to (which shall not constitute notice):

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com

Address for Delivery of Securities for Assignee (if not same as above):

Proportionate Amount: 3.33%

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IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

Name of Assignee: Philip Mirabelli

Signature of Authorized Signatory of Assignee: _______________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Fax Number of Assignee: 212-207-3452

Address for Notice to Assignee:

641 Lexington Avenue
New York, NY 10022

With a copy to (which shall not constitute notice):

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com

Address for Delivery of Securities for Assignee (if not same as above):

Proportionate Amount: 2%

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IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

Name of Assignee: Aroon Dalamal

Signature of Authorized Signatory of Assignee: _______________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Fax Number of Assignee: 212-207-3452

Address for Notice to Assignee:

641 Lexington Avenue
New York, NY 10022

With a copy to (which shall not constitute notice):

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com

Address for Delivery of Securities for Assignee (if not same as above):

Proportionate Amount: 2%

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IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

Name of Assignee: Merav Abbe Irrevocable Trust

Signature of Authorized Signatory of Assignee: _______________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Fax Number of Assignee: 212-207-3452

Address for Notice to Assignee:

641 Lexington Avenue
New York, NY 10022

With a copy to (which shall not constitute notice):

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com

Address for Delivery of Securities for Assignee (if not same as above):

Proportionate Amount: 11.33%

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IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

Name of Assignee: Scot Cohen

Signature of Authorized Signatory of Assignee: _______________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Fax Number of Assignee: 212-207-3452

Address for Notice to Assignee:

641 Lexington Avenue
New York, NY 10022

With a copy to (which shall not constitute notice):

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com

Address for Delivery of Securities for Assignee (if not same as above):

Proportionate Amount: 11.33%

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IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

Name of Assignee: Iroquois Capital Opportunity Fund L.P.

Signature of Authorized Signatory of Assignee: _______________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Fax Number of Assignee: 212-207-3452

Address for Notice to Assignee:

641 Lexington Avenue
New York, NY 10022

With a copy to (which shall not constitute notice):

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com

Address for Delivery of Securities for Assignee (if not same as above):

Proportionate Amount: 26.67%

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IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

Name of Assignee: Iroquois Master Fund Ltd.

Signature of Authorized Signatory of Assignee: _______________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Fax Number of Assignee: 212-207-3452

Address for Notice to Assignee:

641 Lexington Avenue
New York, NY 10022

With a copy to (which shall not constitute notice):

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com

Address for Delivery of Securities for Assignee (if not same as above):

Proportionate Amount: 13.34%

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IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

Name of Assignee: Ellis Capital LP

Signature of Authorized Signatory of Assignee: _______________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Fax Number of Assignee: 516-887-8990

Address for Notice to Assignee:

20 East Sunrise Highway
Valley Stream, New York 11581

With a copy to (which shall not constitute notice):

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com

Address for Delivery of Securities for Assignee (if not same as above):

Proportionate Amount: 30%